Exhibit 99.1

Agenda 2 Time Topic Presenter(s) 8:30 Breakfast 9:00 Introductions & Woodward Overview Tom Gendron 9:15 Aerospace Segment Tom GendronMarty GlassSagar Patel 10:15 Break 10:30 Energy Segment Tom GendronChad PreissJim Rudolph 11:30 Financials Bob Weber 11:45 Summary & Wrap-up Tom Gendron

Participants Tom Gendron Chairman and CEO Bob Weber Vice-Chairman, CFO and Treasurer Marty Glass President, Airframe Systems Sagar Patel President, Aircraft Turbine Systems Chad Preiss President, Engine Systems Jim Rudolph President, Industrial Turbomachinery Systems Chris Fawzy Corporate Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer Mark Hartman Corporate Controller Mike Schablaske Assistant Treasurer, Director of Taxes and Investor Relations 3

Cautionary Statement Information in this slide presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, statements regarding future sales, earnings, liquidity, relative profitability, and the impact of economic conditions and downturns on Woodward. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict. Factors that could cause actual results and the timing of certain events to differ materially from the forward-looking statements include, but are not limited to, a decline in business with, or financial distress of, our significant customers; instability in the financial markets or other prolonged unfavorable economic and other industry conditions; any failure to fully comply with the Company's administrative agreement with the U.S. Department of Defense; Woodward's ability to obtain financing, on acceptable terms or at all; Woodward's ability to implement and realize the intended effects of restructuring efforts; Woodward's ability to successfully manage competitive factors; Woodward's ability to manage expenses while responding to sales increases or decreases; the ability of Woodward's subcontractors and suppliers to meet their obligations; the success of, or expenses associated with, Woodward's product development activities; Woodward's ability to integrate acquisitions and manage costs thereto; Woodward's debt obligations, debt service requirements and ability to operate its business and pursue its business strategies in light of restrictive covenants in its outstanding debt agreements; risks related to U.S. Government contracting activities; future impairment charges resulting from changes in the estimates of fair value of reporting units or of long-lived assets; future subsidiary results or changes in domestic and international tax statutes; environmental liabilities; Woodward's continued access to a stable workforce and favorable labor relations; Woodward's ability to successfully manage regulatory, tax and legal matters; liabilities that may result from legal and regulatory proceedings, inquiries, or investigations by private or U.S. Government persons or entities; risk of operating internationally including the impact on reported earnings from fluctuations in foreign currency exchange rates; fair value of defined benefit plan assets and assumptions used in determining Woodward's retirement pension and other postretirement benefit obligations and related expenses, and other risk factors described in Woodward's Annual Report on Form 10-K for the year ended September 30, 2011. 4

Vision 2015 Tom Gendron 5

6

7

Key Focus Areas 8

9 Aerospace Tom Gendron

Aerospace Market Trends Fundamental requirements Technical Safety, critical system redundancy Smaller size, lower weight Performance, reliability Commercial Aggressive price expectations Lower Life Cycle Costs Special focus on operating cost Source: FAA, Bernstein 10

Aerospace Market Trends Recent trends/requirements Technical Fuel efficiency Emissions regulations Affordable precision Commercial Lessors/Low Fare Carriers Lower acquisition cost expectations Shorter term cost of ownership 11

Aftermarket Trends Aircraft and Engine OEMs Seek 'one-stop shop' Predictable, long-term pricing Older aircraft platforms replaced by new models Higher reliability engines offset cutting edge technologies Fleet expansion drives regional MRO requirements Asia, Middle East 12

Growth Driver - Global Traffic Demand Continued Emerging Market strength - Asia in particular Significant portion is replacement 13 Growth Replace Source: Airbus and Boeing projections

14 Growth Driver - Fleet Development Source: Boeing projection

Aerospace Growth Drivers Marty Glass 15

Aerospace Sales FY11 1 11 OEM 62% Aftermarket 38%

Aerospace Sales FY11 17

Growth Driver - New Platforms 18 737 MAX EJet EV Lower fuel burn and emissions

Growth Driver - New Entrants 19 Superjet 100 C919 ARJ21 MRJ

Growth Driver - Military DoD budget pressure, but key programs will move forward Continuing conflicts drive warfighter support needs 20 F-35 KC-46A JDAM RWS F/A-18 KC-390

Growth Driver - Aftermarket Growing fleet and utilization (hours flown) drives MRO requirements Single aisle is largest segment Woodward share of installed base is growing rapidly with A320, 777, and Regional Jets fleet growth 21

22 Woodward Aerospace Overall Strategy Propulsion system control solutions for every type of turbine-powered aircraft Actuation system solutions for critical aerospace and defense applications Turbine Engine Control & Combustion Solutions Aerospace & Defense Motion Control Solutions Aerospace Propulsion Motion

Aerospace Growth Strategies 23 System/Product Strategies Systems framework and transparent trade studies Across Woodward, develop/leverage platforms for share growth Long-term technology focus Customer Strategies 'Business partner' relationships Early technology alignment Target key platforms, maximize content Continued R&D Investment Turbine Engine Control & Combustion Systems Aerospace & Defense Motion Control Solutions

Aerospace Motion Control Marty Glass 24

25 Motion Control Overview Aircraft Control Systems Cockpit to Surface Hydraulic and Electric Motion Control Solutions for Fixed and Rotary Wing Aircraft Secondary Flight Control Systems Primary Flight Control Systems Cockpit Control Systems

Smart Weapons - Precision Guidance and Stabilization Solutions 26 Motion Control Overview Motion Control and Sensor Solutions for Critical Tier1 Applications

Aircraft Controls Systems Platform Cockpit Controls New Hydraulic Actuators Integrated Electro-Mechanical Actuators Smart Weapons Guided Weapons Platforms Remote Weapons Stations Motion Control & Sensor Solutions New Position Sensing Products High Volume Motors & Servo Valves 27 Technology - New Product Introductions

Target additional content, especially 737 MAX & A320neo Aircraft Control Systems Motion Control & Sensing Solutions Expand Aftermarket Sales Sales Channel Development Price Realization Improve Repair Practices Win new Military content Affordable Guided Weapons Remote Weapons Stations Unmanned Air Systems 28 Continued Growth Vision - Motion Control

Aerospace Propulsion Control Sagar Patel 29

Propulsion Control Overview Evolution from components to systems supplier Organic development and acquisitions grew product breadth Key program wins set table for future growth 30 Combustion Systems Actuation Systems Fuel Systems Electronic Systems Electronics

31 Propulsion Control Evolution Successful transition from Components... GEnx LEAP-X GE90 HMU V2500 FMU, Fuel Nozzle CFM56-5 HMU to systems...

32 Technology - New Product Introductions Systems capabilities investments Customer technology alignment Near Term - refinement Mid Term - new product maturation Long Term - enabling technologies World Class cycle times Recent Introductions: Main Fuel Pump, Air Valve - Future: More Electronic Air Valve Main Fuel Pump Electronics/ E-LRU $12M Combustion Test Facility Zeeland, MI $25M System Test Facility Rockford, IL

33 Continued Growth Vision - Propulsion Control Continue strategic evolution More organic solutions Greater optimization within systems Target GE9X for 777-8X Evaluate adjacencies Support "podded engine" Leverage Motion Control 777-8X Integrated Propulsion System

Aerospace Growth Profile Sagar Patel 34

WOODWARD

WHY WOODWARD WINS...

35

Aerospace Content per Aircraft – Commercial



A380
~$400,000



B777
~$125,000



A320
~$80,000



B787
~$180,000



B747-8
~$350,000

performance committed aggressive value growth independent stability global integrity strong successful driven reliable innovative partner

36 Aerospace Content per Aircraft - Regional Bombardier CRJ 700/900 ~$150,000 Embraer E170/190 ~$160,000 Superjet-100 ~$210,000

Single Aisle Growth Adding content within market 3X content, 2X share gains in Propulsion Pursuing multiple additional opportunities 737 MAX 25% CAGR* Woodward internal projections *

777 Twin Aisle Growth Significant content on new platforms Beyond 2015, 777X gains 2X content, 2X share gains in Propulsion A380 787 747-8 18% CAGR* Woodward internal projections *

39 Aerospace Content per Aircraft - Business Jets Bombardier Global Express ~$180,000 Cessna Sovereign ~$150,000 Gulfstream 550 ~$100,000 Dassault 7X ~$110,000

Business Jet Growth Post financial crisis Continued large jet strength with good representation Recovering light-medium jets New models drive long- term sales growth Gulfstream G650 Bombardier Global 7000/8000 G650 13% CAGR* (c) Gulfstream Corporation 40 Woodward internal projections *

Rotorcraft Market Growth Good positions across both military and civil platforms DoD budget pressures uncertain 1 4% CAGR* Bell 429 Black Hawk 41 Woodward internal projections *

42 Aerospace Content per Aircraft - Military Boeing KC-46 Tanker ~$500,000 Boeing F-18 ~$250,000 Lockheed Martin F-35 ~$330,000 Sikorsky UH-60 Black Hawk ~$60,000

3 Military Market Growth Strong content F-35, KC-46A Strong presence in weapons, UAVs, warfighter safety 43 F-35 KC-46A 9% CAGR* *

Total Aerospace - OEM 44 12% CAGR* Aircraft, excludes Weapons Woodward internal projections *

Aftermarket Growth Woodward growth rate ahead of market Positive Fleet Dynamics Commercial rate higher Business/GA, Military somewhat lower rate than Commercial 45 10% CAGR Aftermarket Sales Woodward internal projections

Outlook 46

47 Aerospace - Sales Outlook (CHART) ~10% CAGR

Energy Tom Gendron 48

49 Energy Control solutions for power equipment used in the extraction, distribution and conversion of renewable and fossil fuels in the marine, locomotive and industrial equipment market Control solutions for any machine that produces electricity utilizing conventional or renewable energy sources Solutions for the control of power quality, distribution and storage in the electrical grid of today and the future PowerConnect Clean Engine Technologies Turbomachinery Optimization & Process Solutions (TOPS) Overall Energy Strategy

Global Energy Outlook - Demand 50 Population and income growth are driving production & consumption of energy 2010 ? 2035* 37% overall increase in energy demand Driving energy infrastructure investment of over $34 Trillion! Source: BP Energy Outlook *Source: International Energy Agency Special Report

51 Global Energy Outlook - Emissions Expanding emissions regulations will impact both Energy mix, and Energy efficiency Renewable energy Conservation More efficient use of waste fuels

Global Energy Outlook - Gas Gas displaces coal and nuclear, motivated by environmental policy and safety concerns 52 Source: International Energy Agency Special Report

53

Global Energy Outlook - Gas Gas production & consumption grow significantly through 2035 $8 Trillion in gas infrastructure investment >50% increase in total gas consumed Gas share of total energy consumption - 21% ? 25% Unconventional sources of gas rise 54 Source: International Energy Agency Special Report

Global Energy Outlook - Gas LNG trade grows twice as fast as global gas production $720 Billion in LNG infrastructure investment* $86 Billion investment in new LNG carriers* 55 Source: BP Energy Outlook *Source: International Energy Agency Special Report

56 Global Energy Outlook - Other Trends Aging infrastructure Gas pipelines Electrical grid New technology changing the landscape Hydraulic fracturing Smart grids Energy Storage Biofuels Energy independence influences energy policy Exploration Fuel Flexibility

Energy Value Streams 57

Energy Value Stream 58

Energy Value Stream 59

Woodward's Energy Business Chad Preiss President Engine Systems Jim Rudolph President Industrial Turbomachinery Systems 60

Oil & Gas 61

G G G G G G G C C C C C C C C C C C E E E E E E E E E E P P P P P P P P P P S 62 Oil and Gas Landscape

Oil and Gas Landscape 63 23

64 Dynamic Positioning Energy Extraction Gas Compression Diesel Gen-Sets Power Management Power Distribution Support Ships

65 Energy Transportation - LNG Process Safety & Control Natural Gas Engines Compression

Coal and Uranium 66

67 Gas Turbine(s) For Peak Power Coal Fired or Nuclear Power Generation Diesel Engine(s) For Site Back-Up Power Steam Turbine(s) for Prime Power Coal-Fired or Nuclear Power Plant

Utilization 68

69 Energy Value Stream - Utilization - Diesel & Gas E G S E E E P E s

Waste Gases and Bio-Fuels 70

71 Combined Heat & Power Application

Power Generation & Distribution 72

73 Power Generation & Distribution Landscape G S R R R R R R R R R R P P P P P P P P P P P P E

74 Power Generation & Distribution Landscape

75 Renewable & Power Conversion Systems Wind turbine inverters Energy storage converters Solar inverters Shore power & dynamic positioning inverters

Energy Products & Systems 76

77 Woodward Differentiators in the Energy Business Technology/Application knowledge Emissions, efficiency, fuel flexibility, total cost Technology and development partnering Strategic customer relationship Develop/maintain strategic relationships with top customers Globally local Strong aftermarket position Global aftermarket/R&O Comprehensive services model

78 Solutions for Gas Turbines MicroNet Plus Atlas II Services G Electronic Control

79 S Solutions for Steam Turbines Turbine Actuation Speed Sensing Auxiliary Devices Standard Configurable Controls Customized Turbine Controls Services

40 C Solutions for Compressors Standard Configurable Controls Customized Compressor Control and Protection Comprehensive Front-End Engineering and Design Services

Compressor Control 81 New target market - +$500M with 10+% CAGR Developing market channels Focused investment in Asia and Middle East Integration of compressor control with turbine and motor control

82 Power Generation & Distribution Bio Fuel generator sets Prime Power Generator sets Emergency stand by Generation Sub station Protection & Automation Commercial and Industrial Protection & Automation Low/Medium Voltage Distribution Protection & Automation P

43 Renewable and Power Conversion Systems Electrical Storage Wind Solar Dynamic Positioning (Marine) R

Solutions for Engines 84 E

45 Gas Engine Initiatives Gas Engine Initiatives E Small gas engines: Next-generation on & off highway CNG systems Large gas engines: Complete gas & bio-gas engine control systems Actuation & valve platform Large engine control platform

Diesel Engine Initiatives 46 Large diesel engines: Common-rail fuel systems Actuation & valve platforms Large engine control module platform Small diesel engines: Aftertreatment control systems Licensed to Tenneco E

Enabling System Integration Smart and Micro Grid solutions Distributed Energy Resources (DERs) Integration Utility scale Energy Storage 87

Energy Segment Revenues Power/Industrial Equipment - Extraction, Distribution, Processing, Utilization 88

Outlook 89

Energy - Sales Outlook 90 (CHART) ~13% CAGR

Financial Highlights Bob Weber 91

Woodward Growth Vision 2010 Sales growth doubled - 2005 ?2010 Significant share gains Aero Propulsion Wind converters New Platform launches 92 Note: Includes inorganic sales $ in millions (CHART)

Segment Sales Strategically designed segment balance Late cycle Energy recession impacts still in early 2010 Strong return to growth in 2011 Aerospace - +9.6% Energy - +26% 93 (CHART) (CHART)

Earnings per Diluted Share Volume impacts of recession sales declines Mining Transportation Power Generation Business jets 2009 impacts of restructuring and purchase accounting Absorption of MPC and HRT acquisitions in 2009 Significant non-cash amortization Strong earnings growth 94 (CHART)

EBITDA "Great Recession" pause in growth Reflects removal of impact of non-cash amortization Continued growth in 2012 95 (CHART) Note: EBITDA reconciliation to Net Earnings calculation for the periods shown is included in attached appendix slide $ in millions

Gross Margin Margins remained strong through recession Productivity offsetting material cost increases and pricing pressures Strategy of driving strong aftermarket business in many areas 2009 impacted by non-cash purchase accounting impacts 2012 - Continue to expect improvement from volume and efficiencies 96 Note: Gross margin defined as (Net Sales less Cost of Goods Sold) / (Net Sales) (CHART)

Research and Development Consistent investment through all cycles Well balanced across both segments Aligned technology efforts with customers Proven returns Program wins driving 2011+ growth 2012 - 7% - 7.5% of sales 97 (CHART) $ in millions

Selling, General & Administrative Expenses Continuing leverage of SG&A Absorption of acquisitions and synergy realization 98 * in millions (CHART)

Free Cash Flow Historically strong cash flow generation 2011 investments in growth through working capital Working capital leverage improves in 2012 99 Note: See reconciliation on appendix slide $ in millions (CHART)

Capital Expenditures Organic growth driving increasing needs for investment Consistent investment through the cycle on strong cash flow 100 $ in millions (CHART)

Debt-to-EBITDA Leverage Current leverage supports growth Organic - program wins and share gains Inorganic opportunities $349 million of debt repaid since HRT acquisition In line with internal commitments 101 Note: Leverage as used above is calculated as the ratio of Total Debt to EBITDA. See appendix slide. (CHART)

Return on Total Capital Solid improvement in ROTC since acquisitions Solid earnings returns post recession Significant debt repayments 102 (CHART)

(CHART) Aerospace - Sales Outlook Growth Drivers Share gains on new platforms New entrants Increased aftermarket penetration Expanded motion control offerings Increased synergies 103 ~10% CAGR

(CHART) Energy - Sales Outlook Growth Drivers Return to economic and infrastructure growth "Golden Age of Gas" Common Rail technology Renewable power Grid complexity Increased synergies 104 ~13% CAGR

105 (CHART) Organic Woodward Sales Outlook Key Assumptions Financial markets avoid significant disruption Mild downturn in 2014/15 DoD budgets decline moderately No detrimental energy regulation/legislation ~12% CAGR $3B

106 Earnings Expectations FY 2012 Woodward Total Sales - $1.85 - 1.95 billion Earnings Per Share - $2.20 - $2.35 Outlook Period Aerospace - 20% Energy - 16% Research and Development Remain in mid-7% range through Outlook period Capital Expenditures 2-3+ years ? above average Non-segment expenses Continue modest leveraging

WWD 107 (CHART)

Wrap-up Tom Gendron 108

Summary We have strategically positioned Woodward to capitalize on growth opportunities in the Aerospace and Energy markets Customer alignment Consistent long-term investments Significant growth over the next decade Program wins Share gains Winning business model 109

Appendix 111

112 Q4 EBITDA, Free Cash Flow & Leverage Ratio * Non-US GAAP Measures: EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), free cash flow and Debt-to-EBITDA Leverage Ratio are non-US GAAP financial measures. The use of these measures is not intended to be considered in isolation of, or as a substitute for, the financial information prepared and presented in accordance with accounting principles generally accepted in the United States of America. Securities analysts, investors, and others frequently use EBITDA, free cash flow and Leverage Ratio in their evaluation of companies, particularly those with significant property, plant, and equipment, and intangible assets that are subject to amortization. Management uses EBITDA and the Leverage Ratio in reviewing compliance with our debt covenants and in evaluating capital structure impacts of various strategic scenarios. Free cash flow is a non-US GAAP financial measure which Woodward and others define as cash from operations less capital expenditures.